                                                                    ------------
                                                                    Exhibit 10.6
                                                                    ------------

                              CREATIVE ENTERPRISES
                               INTERNATIONAL, INC.
                                STOCK OPTION PLAN

                                   ARTICLE 1.
                               GENERAL PROVISIONS
                               ------------------

1.1. PURPOSE OF THE PLAN

     This Stock Option Plan (the "Plan") is intended to promote the interests of
CREATIVE ENTERPRISES INTERNATIONAL, INC., a Nevada corporation, (the
"Corporation") by providing eligible persons with the opportunity to acquire or increase their proprietary interest in the Corporation as an incentive for them to remain in the Service of the Corporation.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

1.2. ADMINISTRATION OF THE PLAN

     a. Prior to the Section 12(g) Registration Date, the Plan shall be administered by the Board or a committee of the Board.

     b. Beginning with the Section 12(g) Registration Date, the Primary
Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible under the Plan may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons.

     c. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the
Board at any time. The Board may also terminate the functions of any Secondary
Committee at any time and reassume all powers and authority previously delegated to such committee.

     d. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option thereunder.

     e. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

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     f. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an
Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares, the acceleration of such vesting schedule, the maximum term for which the option is to remain outstanding, whether the option shares shall be subject to rights of repurchase and/or rights of first refusal, and all other terms and conditions of the option grants.

1.3. ELIGIBILITY

     The following persons shall be eligible to participate in the Plan:

     a. Employees, as to both Incentive and/or Non-Statutory Options,

     b. non-employee members of the Board or the board of directors of any
Parent or Subsidiary as to Non-Statutory Options, and

     c. consultants and other independent advisors who provide Services to the
Corporation or any Parent or Subsidiary, as to Non-Statutory Options.

1.4. STOCK SUBJECT TO THE PLAN

     a. The stock issuable under the Plan shall be shares of authorized but unissued Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed One Million (1,000,000) shares, which number of shares may be changed from time to time in accordance with Section 3.4 below.

     b. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent the options expire or terminate for any reason prior to exercise in full. However, should the Exercise
Price be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

     c. Should any change he made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the
Plan, (ii) the number and/or class of securities for which any one person may be granted options per calendar year, and (iii) the number and/or class of securities and the Exercise Price in effect under each outstanding option in order to prevent the dilution or

                                       2

enlargement of benefits thereunder. The adjustments determined by the Plan
Administrator shall be final, binding, and conclusive.

                                   ARTICLE 2.
                              OPTION GRANT PROGRAM
                              --------------------

2.1. OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an
Incentive Option shall, in addition, be subject to the provisions of Section 2.2 of the Plan, below.

     a. Exercise Price

          (1) The Exercise Price shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Grant Date.

          (2) The Exercise Price shall become immediately due upon exercise of the option and shall, subject to the provisions of Article 3. 1, and the documents evidencing the option, be payable in one or more of the forms specified below:

               (a) cash or check made payable to the Corporation,

               (b) shares of Common Stock held for the requisite period
necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (c) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a
Corporation- designated brokerage firm to effect the immediate sale of the
Purchased Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate
Exercise Price payable for the Purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the
Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the Purchased Shares directly to such brokerage firm in order to complete the sale.

               Except to the extent the sale and remittance procedure is
utilized, payment of the Exercise Price for the Purchased Shares must be made on the Exercise Date.

     b. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the Grant Date.

                                       3

     c. Effect of Termination of Service

          (1) The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service:

               (a) Any option outstanding at the time of the Optionee's
cessation of Service for any reason except death, Permanent Disability or
Misconduct shall remain exercisable for a three (3) month period thereafter, provided no option shall be exercisable after the Expiration Date.

               (b) Any option outstanding at the time of the Optionee's
cessation of Service due to death or Permanent Disability shall remain exercisable for a twelve (12) month period thereafter, provided no option shall be exercisable after the Expiration Date. Subject to the foregoing, any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the
Optionee's will or in accordance with the laws of descent and distribution.

               (c) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

               (d) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares for which the option is exercisable on the date of the Optionee's cessation of
Service; the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the option shall terminate and cease to he outstanding for any shares for which the option has not been exercised.

          (2) The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (a) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan
Administrator shall deem appropriate, but in no event beyond the Expiration
Date, and/or

               (b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of shares of
Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional shares that would have vested under the option had the Optionee continued in Service.

                                       4

     d. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the Exercise Price, and become a holder of record of the Purchased Shares.

     e. Limited Transferability of Options. During the lifetime of the Optionee,
Incentive Options may be exercised only by the Optionee, and shall not be assignable or transferable except by will or the laws of descent and distribution following the Optionee's death. Non-Statutory Options may be assigned or transferred in whole or in part only (i) (during the Optionee's lifetime if in connection with the Optionee's estate plan to one or more members of the Optionee's immediate family (spouse and children) or to a trust established exclusively for the benefit of one or more such immediate family members, or (ii) by will or the laws of descent and distribution following the
Optionee's death. The assigned portion may only he exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

2.2. INCENTIVE OPTIONS

     The terms specified below shall apply to all Incentive Options. Except as modified by the provisions of this Section 2.2, all the provisions of this Plan shall apply to Incentive Options. Options specifically designated as
Non-Statutory Options when issued under the Plan shall be subject to the terms of this Section 2.2.

     a. Eligibility. Incentive Options may only be granted to Employees.

     b. Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Grant
Date.

     c. Dollar Limitation. The aggregate Fair Market Value of the shares of
Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the
Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on [he exercisability of such options as Incentive Options shall be applied in the order in which such options are granted.

     d. 10% Stockholder. If an Employee to whom an Incentive Option is granted is a 10% Stockholder, then the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the
Grant Date, and the option term shall not exceed five (5) years measured from the Grant Date.

     e. Holding Period. Shares purchased pursuant to an option shall cease to qualify for favorable tax treatment as Incentive Option Shares if and to the extent Optionee

                                       5

disposes of such shares within two (2) years of the Grant Date or within one (1)
year of Optionee's purchase of said shares.

2.3. CORPORATE TRANSACTION/CHANGE IN CONTROL

     a. In the event of any Corporate Transaction, the Board of Directors shall have the sole discretion to elect that each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.
The Board may exercise its discretion to accelerate the vesting of options whether or not (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or Parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or Parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, except to the extent that the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause
(i) above shall be made by the Plan Administrator, whose determination shall be final, binding and conclusive.

     b. In the event of any Corporate Transaction, the Board of Directors shall have sole discretion to elect that all outstanding repurchase rights may also be terminated automatically whether or not those repurchase rights are to be assigned to the successor corporation (or Parent thereof) in connection with such Corporate Transaction.

     c. The Plan Administrator's discretion under Sections 2.3.a. and b. above shall be exercisable either at the time the option is granted or at any time while the option remains outstanding, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the
Corporate Transaction. The Plan Administrator shall also have the discretion to grant options which do not accelerate whether or not such options are assumed
(and to provide for repurchase rights that do not terminate whether or not such rights are assigned) in connection with a Corporate Transaction.

     d. If the Board of Directors elects the automatic acceleration of some or all of the outstanding options upon the occurrence of a Corporate Transaction, all such outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof)
immediately following the consummation of the Corporate Transaction.

     e. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities

                                       6

available for issuance under the Plan following the consummation of such
Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options.

     f. The Plan Administrator shall have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of any options assumed or replaced in a Corporate Transaction that do not otherwise accelerate at that time (and the termination of any of the Corporation's outstanding repurchase rights that do not otherwise terminate at the time of the Corporate Transaction) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary
Termination within eighteen (18) months following the effective date of such
Corporate Transaction. Any options so accelerated shall remain exercisable for shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the
Involuntary Termination.

     g. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

     h. The portion of any Incentive Option accelerated in connection with a
Corporate Transaction or Change in Control shall remain exercisable as an
Incentive Option only to the extent the applicable One Hundred Thousand Dollar
($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a
Non-Statutory Option under the federal tax laws.

     i. The grant of options under the Plan shall in no way affect the right or the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                   ARTICLE 3.
                                  MISCELLANEOUS
                                  -------------

3.1. FINANCING

     a. The Plan Administrator may permit any Optionee to pay the option
Exercise Price by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be

                                       7

established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option Exercise Price payable for the Purchased Shares plus (ii) the amount of any federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

     b. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

3.2. TAX WITHHOLDING

     a. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     b. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of
Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

          (1) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such
Non-Statutory Option, a portion of those shares with an aggregate Fair Market
Value equal to the percentage of the Taxes (not to exceed one hundred percent
(100%)) designated by the holder.

          (2) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

3.3. EFFECTIVE DATE AND TERM OF THE PLAN

     a. The Plan shall become effective on the Plan Effective Date. However, no shares shall be issued under the Plan pursuant to Incentive Options until the
Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all Incentive Options previously granted under this Plan shall automatically convert into Non-Statutory Options.

     b. The Plan shall terminate upon the earliest of (i) ten years from the date of adoption, (ii) the date on which all shares available for issuance under the Plan shall have been issued, or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding options shall continue to have force and effect in accordance with the provisions of the documents evidencing such options.

                                       8

3.4. AMENDMENT OF THE PLAN

     a. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options at the time outstanding under the Plan unless each affected Optionee consents to such amendment or modification. In addition, amendments to the Plan shall be subject to approval of the Corporation's stockholders to the extent required by applicable laws or regulations.

     b. Options to purchase shares of Common Stock may be granted under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued are held in escrow until there is obtained Board approval (and shareholder approval if required by applicable laws or regulations) of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the
Plan.

3.5. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of
Common Stock under the Plan shall be used for general corporate purposes.

3.6. REGULATORY APPROVALS

     a. The implementation of the Plan, the granting of any option under the
Plan, and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the options granted under it, and the shares of Common Stock issued pursuant to the
Plan.

     b. No shares of Common Stock shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws and all applicable listing requirements of any stock exchange (or the Nasdaq market, if applicable) on which Common Stock is then listed for trading.

                                       9

3.7. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee any right to continue in
Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

     IN WITNESS WHEREOF the Corporation has executed this Plan effective as of this 21st day of December, 2001.

                                                       CREATIVE ENTERPRISES
                                                       INTERNATIONAL, INC.

                                                       By:
                                                           ---------------------
                                                       Pam Jowett, President

                                       10

                                    APPENDIX
                                    --------

     The following definitions shall be in effect under the Plan and the Plan
Documents:

     1. BOARD shall mean the Corporation's Board of Directors.

     2. CHANGE IN CONTROL shall mean a change in ownership or control of the
Corporation effected through either of the following transactions:

     (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, which the Board does not recommend such stockholders to accept, or

     (ii) a change in the composition of the Board over a period of thirty-six
(36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     3. CODE shall mean the Internal Revenue Code of 1986, as amended.

     4. COMMON STOCK shall mean the Corporation's common stock.

     5. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

     (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

     (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the
Corporation.

     6. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Plan.

     7. EMPLOYEE shall mean an individual who is in the employ of the
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the

                                        1

work to be performed and the manner and method of performance.

     8. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

     9. EXERCISE PRICE shall mean the exercise price per share as specified in the Stock Option Grant.

     10. EXPIRATION DATE shall mean the date on which the option expires as specified in the Stock Option Grant.

     11. FAIR MARKET VALUE PER SHARE OF COMMON STOCK on any relevant date shall be determined in accordance with the following provisions:

     (i) If the Common Stock is traded at the time on the Nasdaq National
Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the
National Association of Securities Dealers on the Nasdaq National Market or any
successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common
Stock on the date in question on the Stock Exchange determined by the Plan
Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (iii) If the Common Stock is not listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan
Administrator shall deem appropriate.

     (iv) For purposes of any option grants made on the Underwriting Date, the
Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the
Underwriting Agreement.

     (v) In all instances the determination of Fair Market Value shall be made in accordance with Regulation Sections 1.421-7(e)(2) and 20.2031-2(f)(2) as
promulgated under Sections 421 and 2031 of the Code, as then in effect.

     12. GRANT DATE shall mean the date on which the option is granted to
Optionee as specified in the Stock Option Grant.

                                       2

     13. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

     14. INVOLUNTARy Termination shall mean the termination of the Service of any individual which occurs by reason of:

     (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

     (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation
(including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     15. MARKET STAND OFF shall mean the market stand off restriction on disposition of the Purchased Shares as specified in Section D of the Stock
Option Exercise Notice and Purchase Agreement.

     16. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or
Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any
Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or
Subsidiary).

     17. 1933 ACT shall mean the Securities Act of 1933, as amended.

     18. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

     19. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

     20. OPTIONEE shall mean any person to whom an option is granted under Plan.

     21. OPTION Shares shall mean the number of shares of Common Stock subject to the option as specified in the Stock Option Grant.

     22. OWNER shall mean Optionee and all subsequent holders of the Purchased
Shares who derive their chain of ownership through a Permitted Transfer from
Optionee.

                                       3

     23. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one or the other corporations in such chain.

     24. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     25. PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the
Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased
Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death, or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

     26. PLAN ADMINISTRATOR shall mean the particular entity, whether the Board or a committee of the Board, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

     27. PLAN DOCUMENTS shall mean the Plan, the Stock Option Grant, and Stock
Option Exercise Notice and Purchase Agreement, collectively.

     28. PLAN EFFECTIVE DATE shall mean November 16, 1998, the date as of which the Plan was adopted by the Board.

     29. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members (as defined in the regulations to Section 16 of the
1934 Act) appointed by the Board to administer the Plan with respect to Section
16 Insiders.

     30. PURCHASED SHARES shall mean the shares purchased upon exercise of the
Option.

     31. RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other charge affecting the Corporation's outstanding Common Stock as a class without the
Corporation's receipt of consideration.

     32. REORGANIZATION shall mean any of the following transactions:

          (i) a merger or consolidation in which the Corporation is not the surviving entity;

          (ii) a sale, transfer, or other disposition of all or substantially all of the Corporation's assets;

                                       4

          (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger; or

          (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

     33. SEC shall mean the Securities Exchange Commission.

     34. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

     35. SECTION 12(G) REGISTRATION DATE shall mean the date on which the Common
Stock is first registered under Section 12(g) of the 1934 Act.

     36. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     37. SERVICE shall mean the performance of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     38. STOCK EXCHANGE shall mean either the American Stock Exchange, the New
York Stock Exchange, or another regional stock exchange.

     39. STOCK OPTION EXERCISE Notice and Purchase Agreement shall mean the agreement of said title in substantially the form of Exhibit A to the Stock
Option Grant, pursuant to which Optionee gives notice of his intent to exercise the option and purchase Shares.

     40. STOCK OPTION GRANT shall mean the Stock Option Grant document, pursuant to which Optionee has been informed of the basic terms of the option granted under the Plan.

     41. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     42. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options in connection with the exercise of those options.

                                       5

     43. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or
Subsidiary).

                                       6

                                                             GRANT NO. _________

                              CREATIVE ENTERPRISES
                               INTERNATIONAL, INC.

                               STOCK OPTION GRANT

OPTIONEE: __________________________

ADDRESS: _____________________________

GRANT DATE: ___________________________

EXERCISE PRICE: $____________ per share

NUMBER OF OPTION SHARES: ________________ shares

EXPIRATION DATE: ________________________

TYPE OF OPTION: _____ Incentive Option ____  Non-Statutory Option

This Stock Option Grant is made, as of the Grant Date set forth above, by and between Creative Enterprises International, Inc., a Nevada corporation (the
"Corporation") and the Optionee named above. This Stock Option Grant includes the terms of the Stock Option Exercise Notice and Purchase Agreement attached hereto as Exhibit A, and is subject to the terms of the Corporation's Stock
Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit B. All capitalized terms not defined herein shall have the meaning set forth in the
Appendix to the Plan.

1. GRANT OF OPTION. The Corporation hereby grants to Optionee named above, as of the Grant Date, an option to purchase up to the total number of Option Shares specified above. The Option Shares shall be purchasable from time to time during the option term specified in paragraph 2 below at the Exercise Price.

2. OPTION TERM. The option term shall be measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date specified above, unless sooner terminated in accordance with paragraph 5 below.

3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable, in whole or in part, by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this option is designated a Non-Statutory Option above, then this option may also, in connection with Optionee's estate plan, be assigned in whole or in part during
Optionee's lifetime to one or more members of Optionee's immediate family
(spouse or children) or to a trust established exclusively for the benefit of one or more such immediate family members.

                                       1

Optionee shall give written notice of any such assignment during Optionee's lifetime to the Corporation within 20 days of assignment. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

4. EXERCISABILITY.

     [_] (a) All rights hereunder are immediately vested; or

     [_] (b) This option shall become vested or exercisable for the Option
Shares in installments as provided in the Exercise Schedule below:

   MONTHS     ADDITIONAL EXERCISABLE   ACCUMULATED EXERCISABLE
SINCE GRANT          PERCENT                   PERCENT
-----------   ----------------------   -----------------------
     0                33.33%                     33.33%
     12               33.33%                     66.66%
     24               33.33%                    100.00%

     For purposes of calculating the number of months since grant only full complete calendar months from the first of said month until the end of said month will be counted. For example, if the grant was issued on June 18th, the remaining days in the month of June would be disregarded and a full calendar month would not accrue until July 3 1st. If the grant was issued on June 1st a full calendar month would accrue on June 30th.

     If the Optionee is terminated by the actions of the Corporation, except for
Misconduct, at any time before he has obtained an accumulated exercisable percentage of 100% then, upon such termination, he shall receive a pro-rated percentage for the number of whole months worked on the basis of 2.77% per month.

     As the option becomes exercisable or vested for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under paragraph 5 below. The exercisable installments may be exercised in whole or in part, but only as to whole shares.

5. CESSATION OF SERVICE. The option term specified in paragraph 2 above shall terminate, and this option shall cease to be outstanding prior to the Expiration
Date, upon Optionee's ceasing to be in the Service of the Corporation. In such event, the following provisions shall apply:

     a. Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while this option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option as to vested
Option Shares.

                                       2

     b. Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate (or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution) shall have a period of twelve (12) months (commencing with the date of such cessation of service) during which to exercise this option as to vested Option Shares.

     c. Should Optionee cease Service by reason of Permanent Disability while this option is outstanding, then Optionee shall have a period of twelve (12)
months (commencing with the date of such cessation of Service) during which to exercise this option as to vested Option Shares.

     d. Should Optionee's Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

     e. During the limited post-Service exercise period, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable on the date of the Optionee's cessation of
Service. Upon the expiration of such limited post-Service exercise period or upon the Expiration Date (if earlier), this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. In no event shall this option be exercisable at any time after the
Expiration Date. To the extent this option is not otherwise exercisable for vested Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

6. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option, and (ii) the Exercise Price, in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

7. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price, and become a holder of record of the
Purchased Shares.

8. MANNER OF EXERCISING OPTIONS

     a. In order to exercise this option with respect to all or any part of the
Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising this option) must take the following actions:

          (1) Execute and deliver to the Corporation a Stock Option Exercise
Notice and Purchase Agreement (Exhibit A) for the Option Shares for which the option is exercised.

          (2) Pay the aggregate Exercise Price for the Purchased Shares in one or more of the following forms:

                                       3

     (a)  Cash or check made payable to the Corporation; or

     (b)  A promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with paragraph 13.

     Upon prior written approval of the Plan Administrator, the Exercise Price may also be paid as follows:

     (c)  In shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

     (d)  Through a special sale and remittance procedure pursuant to which
          Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (1) to a
          Corporation- designated brokerage firm to effect the immediate sale of the Purchased Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the Purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (2) to the Corporation to deliver the certificates for the
          Purchased Shares directly to such brokerage firm in order to complete the sale.

     Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Stock Option Exercise Notice and Purchase Agreement delivered to the Corporation in connection with the option exercise.

          (3) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

          (4) Execute and deliver to the Corporation such written
representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

          (5) Make appropriate arrangements with the Corporation (or Parent or
Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the option exercise.

     b. As soon as practical after the Exercise Date, the Corporation shall issue to, or, on behalf of Optionee (or any other person or persons exercising this option), a share certificate for the Purchased Shares, with the appropriate legends affixed thereto.

     c. In no event may this option be exercised for any fractional shares.

                                       4

9. COMPLIANCE WITH LAWS AND REGULATIONS

     a. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or Nasdaq, if applicable) on which the Common
Stock may be listed for trading at the time of such exercise and issuance.

     b. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the
Corporation of any liability with respect to the non-issuance or sale of the
Common Stock as to which such approval shall not have been obtained. The
Corporation, however, shall use its best efforts to obtain all such approvals.

10. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in paragraph
3 above, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee,
Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate.

11. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the
Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Stock Option Grant. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

12. FINANCING. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchase Option Shares by delivering a full-recourse promissory note payable to the Corporation. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

13. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan and the Stock Option Exercise Notice and Purchase
Agreement. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

14. GOVERNING LAW. The interpretation, performance and enforcement of this
Agreement shall be governed by the laws of the State of Nevada without resort to its conflict-of- laws rules.

15. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option above, the following terms and conditions shall also apply to the grant:

                                       5

     a. This option shall cease to qualify for favorable tax treatment as an
Incentive Option if (and to the extent) this option is exercised for one or more
Option Shares: (1) more than three (3) months after the date Optionee ceases to be an Employee or in the Service of the Corporation for any reason other than death or Permanent Disability or (2) more than twelve (12) months after the date
Optionee ceases to be an Employee by reason of death or Permanent Disability.

     b. No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair
Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of any earlier installments of the Common Stock and any other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant
Date (whether under the Plan or any other option plan of the Corporation or any
Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One
Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

     c. Should the Board elect to accelerate the exercisability of this option upon a Corporate Transaction, then this option shall qualify as an Incentive
Option only to the extent the aggregate Fair Market Value (determined at the
Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date
(whether under the Plan or any other option plan of the Corporation or any
Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Coiporate Transaction, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

     d. Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     e. The grant of this option is subject to approval of the Plan by
Corporation's stockholders within twelve (12) months after the adoption of the
Plan by the Board. In the event that such stockholder approval is not obtained, then this option shall not qualify as an Incentive Option.

     f. If the Option Shares covered by this Agreement exceed, as of the Gram
Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall cease to qualify as an
Incentive Option unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock

                                       6

issuable under the Plan is obtained in accordance with the provisions of the
Plan.

     g. If Optionee is a 10% Stockholder, then the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of
Common Stock on the Grant Date, and the option term shall not exceed five (5)
years measured from the Grant Date.

     h. Shares purchased pursuant to this option shall cease to qualify for favorable tax treatment as Incentive Option shares if and to the extent Optionee disposes of such shares within two (2) years from the Grant Date or within one
(1) year of Optionee's purchase of said shares.

     i. Optionee acknowledges that the rules regarding Incentive Options as contained in the Internal Revenue Code are subject to amendment in the future.
Optionee should consult his or her tax advisor prior to taking any action with respect to this option or the shares purchased hereunder.

     IN WITNESS WHEREOF, this Agreement is executed as of the Grant Date first noted above.

                                                         CREATIVE ENTERPRISES
                                                         INTERNATIONAL, INC.

                                                         By:
                                                            --------------------
                                                         President

                                       7

                                 ACKNOWLEDGEMENT

     Optionee understands and agrees that the option is granted subject to and in accordance with the terms of the Corporation's Stock Option Plan (the
"Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the option as set forth in this Agreement. Optionee understands that any Option Shares purchased under the option shall be subject to the terms set forth in the Stock Option Exercise Notice and Purchase Agreement attached hereto as Exhibit A.

     Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit B, and represents that Optionee has read and understands the Plan, and accepts this option subject to all terms and provisions of the Plan and the Plan documents. Optionee hereby agrees to accept as binding, conclusive and final, all decisions and interpretations of the Board of Directors upon any questions arising under the Plan. Optionee acknowledges that there may be adverse tax consequences upon exercise of this option and/or upon disposition of the Purchased Shares, and that Optionee should consult a tax advisor prior to such exercise or disposition.

                                                            OPTIONEE

                                                            --------------------

                                                            --------------------
                                                            Optionee

                                                            -------------------
                                                            Date

                                       8

                                    EXHIBIT A
                                    ---------
               STOCK OPTION EXERCISE NOTICE AND PURCHASE AGREEMENT
               ---------------------------------------------------

                                       9

                                    EXHIBIT B
                                    ---------
                                STOCK OPTION PLAN
                                -----------------

                                       10

           (THIS FORM IS USED ONLY UPON EXERCISE OF THE STOCK OPTION)
                              CREATIVE ENTERPRISES
                              INTERNATIONAL, INC.

                          STOCK OPTION EXERCISE NOTICE
                             AND PURCHASE AGREEMENT

     THIS STOCK OPTION EXERCISE NOTICE AND PURCHASE AGREEMENT ("Agreement") is
made as of this ____ day of ____________, _________, by and between CREATIVE
ENTERPRISES INTERNATIONAL, INC., a Nevada corporation and _____________________,
Optionee under the terms of a Stock Option Grant granted to Optionee.

     All capitalized terms in this Agreement shall have the meaning assigned to them in the Appendix to the Stock Option Grant.

     A. EXERCISE OF OPTION

     1. EXERCISE. Optionee hereby elects to exercise Optionee's option to purchase __________________ ( ) shares of Common Stock (the "Purchased Shares")
of the Corporation, pursuant to that certain option (the "Option") granted
Optionee on _____________________ (the "Grant Date") under the Plan at the exercise price of $_____ per share (the "Exercise Price").

     2. PAYMENT. Concurrent with the delivery of this Agreement to the
Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Stock Option Grant and shall deliver whatever additional documents may be required by the Stock Option Grant as a condition for exercise with respect to the Purchased Shares.

     B. SECURITIES LAW COMPLIANCE

     1. RESTRICTED SECURITIES. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration as noted below. Optionee hereby confirms that
Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased
Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 of the 1933 Act, which exempts certain resales of unrestricted securities, is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act. The Option Shares are being issued under the Act pursuant to (check the applicable box):

     [_]  the exemption in Rule 504;

     [_]  the exemption in Rule 505;

     [_]  the exemption in Rule 506;

                                        1

     [_]  the exemption in Section 4(2);

     [_]  a Regulation A Offering Circular, dated _________

     [_]  the exemption in Rule 701;

     [_]  other: _____________________________________________

     2. RESTRICTIONS ON DISPOSITION OF PURCHASED SHARES. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

     (a) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

     (b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

     (c) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (1) the proposed disposition does not require registration of the Purchased Shares under the 1933
Act, or (2) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

     The Corporation shall not be required (i) to transfer on its books any
Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement, or, (2) to treat as the owner of the Purchased
Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

     3. RESTRICTIVE LEGENDS. The stock certificates for the Purchased Shares shall be endorsed with restrictive legends substantially similar to the following:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
     SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD
     OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS OR UNTIL
     REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM
     AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES SUCH OFFER,
     SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     C. MISCELLANEOUS PROVISIONS

     1. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the
Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining
Optionee) or of Optionee, which rights arc hereby expressly

                                       2

reserved by each, to terminate Optionee's Service at any time for any reason with or without cause.

     2. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days' advance written notice under this paragraph to all other parties to this Agreement.

     3. AMENDMENTS AND WAIVERS. No waiver or amendment of this Agreement shall be effective unless agreed to in writing by the parties hereto. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     4. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

     5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada without resort to that State's conflict-of-laws rules.

     6. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                                    CREATIVE ENTERPRISES
                                                    INTERNATIONAL, INC.

                                                    By:
                                                       -------------------------
                                                    Title:
                                                          ----------------------

                                                    OPTIONEE:

                                                    ---------------------------
                                                    Address:
                                                            -------------------

                                                    ---------------------------

                                       3